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                                                                    Exhibit 10.6

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                   UNDER THE
                  BOSTON CHICKEN, INC. 1997 STOCK OPTION PLAN


     THIS STOCK OPTION AGREEMENT (this "Agreement") is made and entered into as of the 1st day of May, 1998, by and between BOSTON CHICKEN, INC., a Delaware corporation (the "Company"), and J. Michael Jenkins ("Optionee").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Board of Directors of the Company (the "Board"), with the approval of the stockholders, has heretofore adopted the Boston Chicken, Inc. 1997 Stock Option Plan (the "Plan"), which provides for the granting of options to purchase the Company's common stock, $.01 par value per share ("Common Stock"); and

     WHEREAS, pursuant to the Executive Employment Agreement dated April 30, 1998, between the Company and Optionee (the "Employment Agreement"), Optionee is to be granted options to purchase Common Stock under the Plan; the terms of the Employment Agreement are incorporated herein by reference.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:

     1. The Company hereby grants to Optionee the right and option (the "Option") to purchase, at the time and on the terms and conditions hereinafter set forth, 1,000,000 shares of Common Stock (the "Option Shares") at the purchase price of four dollars ($4.00) per share. The terms and provisions of the Plan are incorporated herein by reference, and, in the event of any conflict between the terms and provisions of this Agreement and those of the Plan, the terms and provisions of the Plan, including, without limitation, those with respect to the powers of the committee of the Board selected to administer the Plan (the "Committee"), shall prevail and be controlling.

     2. The Option shall continue for ten (10) years from the date hereof, except and to the extent that such term may be reduced as provided in the Employment Agreement (which is incorporated herein by reference) or in Sections 5 and 7, 8, or 9 hereof; provided, however, that if any termination date provided for herein shall fall on a Saturday, Sunday or legal holiday, then such termination date shall be deemed to be the first customary business day of the Company, at its office specified in Section 13 hereof, following such Saturday, Sunday or legal holiday.

     3. Subject to the provisions of Section 5 hereof, The Option shall be exercisable during the lifetime of Optionee only by him. In no event may Optionee or any person exercising the Option pursuant to Section 5 hereof exercise the Option for a fraction of a share.

     4. The Option shall be exercisable upon and subject to the following terms and conditions:
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          (a)  The Option may be exercised by delivering to the Secretary of the
     Company from time to time within the time limits specified in Section 2 and this Section 4 a written notice specifying the number of Option Shares Optionee then desires to purchase; provided, Optionee may exercise the Option only as to shares which have become Vested Shares as provided in
     Section 4(d). Such notice shall be accompanied by (i) a cashier's check payable in United States currency to the order of the Company for an amount equal to the option price for such number of shares; (ii) shares of Common Stock already owned by Optionee having a fair market value equal to the option price; (iii) in any other manner provided in Section 7 of the Plan; or (iv) or pursuant to any "Cashless Exercise" procedures then customary for publically traded securities. The check shall be accompanied by such other instruments or agreements duly signed by Optionee as in the opinion of counsel for the Company may be necessary or advisable in order that the issuance of such number of shares comply with applicable rules and regulations under the Securities Act of 1933, as amended (the "Act"), any applicable state securities laws or any requirement of any national securities exchange on which Common Stock may be traded.

          (b) As soon as practicable after any such exercise of the Option in whole or in part by Optionee, the Company will deliver to Optionee a certificate for the number of Option Shares with respect to which the Option shall have been so exercised, issued in Optionee's name. Such stock certificate shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company to satisfy the requirements of the Act or any state securities laws; provided, however, that the Company shall use its best efforts to assure that the Option Shares are at all times covered by an S-8 Registration Statement filed with the Securities Exchange Commission.

          (c) In connection with the exercise of the Option by Optionee and, as a condition to the Company's obligation to deliver Option Shares, Optionee shall make arrangements satisfactory to the Committee to insure that the amount of the federal withholding tax required to be withheld with respect to delivery of the shares is made available by Optionee for timely payment of the tax by the Company to the United States Government, including any payment mechanism pursuant to Section 7 of the Plan.

          (d) For purposes of this Agreement, any Option Shares will be Nonvested Shares unless and until they have become Vested Shares pursuant to the provisions of this Section 4(d). Subject to the terms of the Employment Agreement, a violation of which may, under the circumstances set forth in the Employment Agreement, prevent the Option Shares from becoming Vested Shares, Option Shares shall become Vested Shares as follows:

               (i) On the first anniversary date of the execution hereof (April 30, 1999), 250,000 of the Option Shares shall become Vested Shares; and

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               (ii)  On each subsequent anniversary date of the execution hereof, an additional 250,000 of the Option Shares shall become Vested Shares until a total of 1,000,000 Option Shares have become fully vested.

     5. In the event of the death or disability (within the meaning of the Plan) of Optionee during a time which he was entitled to exercise the Option, the Option may be exercised in full (whether or not then exercisable in accordance with Section 4 hereof), or to the extent of any part thereof (notwithstanding Section 4 hereof, except as to the issuance of fractional shares) at any time during the term of the Option, by the Optionee or by the person to whom Optionee's rights under the Option shall pass by Optionee's will or by the laws of descent and distribution, whichever is applicable.

     6. If a stock dividend or stock split is hereinafter declared upon the Common Stock, the number of Option Shares then subject to the Option shall be adjusted by adding to each such Option Share the number of shares which would be distributable thereon if such Option Share had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or stock split. If the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of security of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each Option Share subject to the Option, the number and kind of securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged. If there is any change, other than as specified above in this Section 6, in the number or kind of outstanding shares of Common Stock or of any other securities into which Common Stock shall have been changed or for which it shall have been exchanged, then if the Committee in its sole discretion determines that such change equitably requires an adjustment in the number or kind of shares then subject to the Option, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of this Agreement. In the case of any such substitution or adjustment pursuant to this Section, the option price set forth in Section 1 proportionally adjusted as appropriate.

     7. In the event that, prior to the delivery of all the Option Shares, a Change of Control (as defined in Section 11 of the Plan) of the Company shall occur, Optionee shall be entitled, notwithstanding the provisions of Section 4 hereof (except as to the issuance of fractional shares), to purchase the full number of shares not previously exercised under the Option, without regard to the determination as to the periods and installments of exercisability made pursuant to the Plan if (and only if) the Option has not at that time expired or been terminated.

     8. In the event Optionee's employment with the Company is terminated by Optionee with Just Grounds (as that term is defined in the Employment Agreement), or by the Company without Just Cause (as that term is defined in the Employment Agreement), then, in such event, the vesting of all of Optionee's unvested Option Shares shall accelerate as if a Change of Control had occurred.

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     9.  In the event the Board of Directors of the Company determine that the
Employment Agreement and Optionee's employment shall be terminated with Just Cause, Optionee shall have only those rights which have vested prior to such termination.

     10. Neither Optionee nor his legal representative shall be or have any of the rights or privileges of a stockholder of the Company in respect to any of the Option Shares unless and until certificates representing such shares shall have been issued and delivered to Optionee.

     11. Except as otherwise herein provided, the Option and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option or any right or privilege conferred hereby, contrary to the provisions hereof, the Option and the rights and privileges conferred hereby shall immediately become null and void.

     12. The Committee shall have authority to make reasonable constructions of the provisions of this Agreement and to correct any defect or supply any omission or reconcile any inconsistency herein, and to prescribe reasonable rules and regulations relating to the administration of the Option and other similar options granted under the Plan.

     13. Any notice relating to this Agreement shall be in writing and delivered in person or by registered mail to the Company at the address listed in the Employment Agreement, or to such other address as may be hereafter specified by the Company, to the attention of its Secretary. All notices to Optionee or other person(s) then entitled to exercise the Option shall be delivered to Optionee or such other person(s) at Optionee's address specified below.

     14. The Option is not intended to qualify as an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code").

     15. The term "subsidiary" as used herein shall have the meaning set forth in Section 425(f) of the Code as presently in effect or hereafter amended (including any corporation which would be a subsidiary if the Option were granted at the time of the determination of its status).

                [STOCK OPTION AGREEMENT SIGNATURE PAGE FOLLOWS]

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                    [STOCK OPTION AGREEMENT SIGNATURE PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                              BOSTON CHICKEN, INC.



                              By:   /s/ Michael R. Daigle
                                   ------------------------------------------
                                    Name: Michael R. Daigle
                                         ------------------------------------
                                    Title:  Senior Vice President and General
                                          -----------------------------------
                                            Counsel
                                          -----------------------------------



                              /s/ J. Michael Jenkins
                              -----------------------------------------------
                              J. MICHAEL JENKINS


                              8393 Peninsula Drive
                              -----------------------------------------------
                              (Street Address)
                              (No P. O. Box please)


                              Littleton, CO 80120
                              -----------------------------------------------
                              City, State and Zip Code

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